2nd Quarter 2014 Earnings Conference Call Noranda Aluminum Holding Corp August 11, 2014 4:30 PM Eastern Exhibit 99.2

The presentation and comments made by Noranda’s management on the quarterly conference call contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause the Company’s actual results to differ materially from those expressed in forward-looking statements, including, without limitation: the cyclical nature of the aluminum industry and fluctuating commodity prices, which cause variability in earnings and cash flows; a downturn in general economic conditions, including changes in interest rates, as well as a downturn in the end-use markets for certain of the Company’s products; fluctuations in the relative cost of certain raw materials and energy compared to the price of primary aluminum and aluminum rolled products; the effects of competition in Noranda’s business lines; Noranda’s ability to retain customers, a substantial number of which do not have long-term contractual arrangements with the Company; the ability to fulfill the business’ substantial capital investment needs; labor relations (i.e. disruptions, strikes or work stoppages) and labor costs; unexpected issues arising in connection with Noranda’s operations outside of the United States; the ability to retain key management personnel; and Noranda’s expectations with respect to its acquisition activity, or difficulties encountered in connection with acquisitions, dispositions or similar transactions. Forward-looking statements contain words such as “believes,” “expects,” “may,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates” or similar expressions that relate to Noranda’s strategy, plans or intentions. All statements Noranda makes relating to its estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to the Company’s expectations regarding future industry trends are forward-looking statements. Noranda undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs. For a discussion of additional risks and uncertainties that may affect the future results of Noranda, please see the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Forward-Looking Statements 2 Non-GAAP Measures This presentation contains non-GAAP financial measures as defined by SEC rules. We believe these measures are helpful to investors in measuring our financial performance and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for U.S. GAAP financial measures. To the extent we disclose any non-GAAP financial measures, a reconciliation of each measure to the most directly comparable U.S. GAAP measure is available in the Press Release included as an exhibit to the Current Report on Form 8-K to which this presentation is also an exhibit. As such, this presentation should be read in conjunction with our Press Release. Disc losur e s

O VER V IE W Key Takeaways • LME prices have recently begun to show favorable volatility • US aluminum product demand is strong, with attractive growth forecasts • New Madrid’s current power rate today is the 2nd highest of US smelters • NOR, other consumer groups support compromise rate design as an acceptable resolution of New Madrid rate design petition o Provides first year rate relief of ~$30 million or $0.05 per pound of primary sold o Proposal remains subject to PSC approval Financial Overview • Total segment profit—$30.4 million(1) • Net loss, excluding special items—$0.10 per share • Average realized Midwest Transaction Price—$0.99/pound • Net Cash Cost—$0.84/lb • Total liquidity(2)— $179 million 2nd Quarter 2014 Summary 3 (1) Segment profit (in which certain items, primarily non-recurring costs or non-cash expenses, are not allocated to the segments and in which certain items, primarily the income statement effects of current period cash settlements of hedges, are allocated to the segments) is a measure used by management as a basis for resource allocation. See slide 13 for a reconciliation of segment profit to net loss, excluding special items. (2) Liquidity includes $146 million available borrowing capacity under the revolving credit facility plus $33 million cash.

Primary Aluminum Shipments Bauxite Shipments 4 Quarterly Shipment Information Flat-Rolled Product Shipments Alumina Shipments D EMA N D

5 US Aluminum Demand Growth Outlook Sector Noranda Product End-Use Applications US Demand Growth Outlook 1 Building & construction • Doors and windows • Curtain wall and store fronts • Shower and tub enclosures • Stadium seating 5% to 6% Electrical • Power transmission units and lines • Electrical wire • Various types of cable 2% to 4% Consumer durables • HVAC equipment • Recreational equipment (boats, golf-carts, etc.) 3% to 5% Packaging • Semi-rigid containers • Flexible packaging • Household foil Flat Transportation • Component parts • Automotive HVAC • Trailers and semi’s • High purity for aerospace 8% to 10% 1 Based on CRU forecasts of US semi-finished goods consumption from 2014 to 2018; source: CRU Aluminum Market Outlook, July 2014, except Packaging which is NOR estimate D EMA N D

ALUMINUM FUNDAMENTALS SNAPSHOT

Aluminum's Favorable Long-Term Fundamentals

LME aluminum prices recently reached highest levels in over a year
- LME inventory levels at 20-month low[1]
- Growing consensus that global supply-demand balance is in deficit[1]
- Despite improvements, prices remain near to record lows in real terms[1]

Aluminum's demand fundamentals continue to be strong
- The global economy is becoming more aluminum-intensive[1]
- Favorable Midwest premiums in 1H-14 driven by strong underlying US demand, tight supply

Supply-side dynamics have improved
- Capacity closures in 2014, net: 3.0 million mtpy in China, 0.5 million mtpy in rest of world[1]
- CRU forecasts additional capacity from brownfield and greenfield projects from 2014 to 2018: 8.8 million tonnes in China, and 2.5 million tonnes in rest of world[2]

NOR has significant operating leverage to LME aluminum prices
- Input costs not directly linked to aluminum prices
- Third party sales of excess alumina enhance NOR leverage to LME aluminum prices


GLOBAL ECONOMY ALUMINUM INTENSITY
(thousand tons of aluminum consumption per billion dollar of global WAPI)
4.5
3.5
2.5
1.5
1974
3.3
2013e
2.9
2009
2.1
2027f
3.5
2040f
3.9
1970
1980
1990
2000
2010
2020
2030
2040
Source: HARBOR Aluminum


2014 GLOBAL PRIMARY ALUMINUM MARKET BALANCE FORECASTS BY ANALYST* (million tons)
1.0
0.5
0.0
-0.5
-1.0
-1.5
SURPLUS
DEFICIT
Analyst 1
-1.20
Analyst 2
-1.00
Analyst 3
-0.90
Analyst 4
-0.70
Analyst 5
-0.18
Analyst 6
-0.14
Analyst 7
-0.09
Analyst 8
0.51
Consensus
-0.70
HARBOR
-1.29
Source: HARBOR Aluminum
*Analysts known to have updated their global market balance forecasts in the Apr-June 2014 period

Sources: (1) HARBOR Intelligence – July 2014; (2) CRU Aluminum Market Outlook – July 2014

6

COMPETITIVE AND SUSTAINABLE POWER

Update on Rate Design Petition with Missouri PSC

Recent Developments

- PSC revises anticipated decision date from July 30 to August 6—April 23, 2014
- Evidentiary hearings—June 16 & 17, 2014
- PSC discusses status of case in Agenda Meeting—July 23
- OPC files compromise proposal—July 24
- Noranda joins OPC's compromise proposal ("Joint Proposal")—July 29
- Scheduled decision date passes—August 6

Key Dates Remaining

- Anticipated decision—TBD
- Effective date—TBD

Summary of Joint Proposal

- 5 year term
- $34.44/MHh initial rate with no seasonal peak power surcharges
  - First year exemption from fuel adjustment charges
  - 2% cap from any general rate increase
  - Provides first year rate relief of ~$30 million or $0.05 per pound of primary sold
- Noranda commits to retain a certain level of employment at the smelter and to invest $35 million per year
- Proposal prepared by OPC, supported by Noranda, largest industrial consumer group, largest retail consumer group, and Consumer Counsel of Missouri
- Requires approval of PSC

Link To PSC Case Docket Website

- https://www.efis.psc.mo.gov/mpsc/DocketSheet.html
- Rate design petition Case No. EC-2014-0224

7

Key Performance Indicators – Trailing Twelve Months ("TTM")


TTM MWTP
MWP
LME
$ per pound
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.99
$0.11
$0.88
$0.93
$0.12
$0.81
$0.94
$0.14
$0.80
Q2-13
Q1-14
Q2-14


TTM Net Cash Cost
$ per pound
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.84
$0.85
$0.85
Q2-13
Q1-14
Q2-14


TTM Revenue
$ in millions
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$1,360
$1,317
$1,311
Q2-13
Q1-14
Q2-14


TTM Segment Profit
$ in millions
$120
$100
$80
$60
$40
$20
$0
$102
$68
$73
Q2-13
Q1-14
Q2-14

RESULTS OVERVIEW

8

S EGME N T R ESU L T S 9 Segment Profit Summary Q2 2013 Q1 2014 Q2 2014 Integrated upstream segment profit(1) $18.9 $7.6 $21.5 Flat-Rolled Products segment profit 14.2 10.9 15.1 Corporate costs (8.1) (7.8) (6.2) Total segment profit(1) $25.0 $10.7 $30.4 (1) All amounts reported figures. Q1-2014 integrated upstream segment profit and total segment profit include $11.3 million impact of operational impact from extreme winter weather conditions to Alumina and Primary segment results in Q1 2014.

10 Upstream Segment Profit Q2 2013 Q1 2014 Q2 2014 Average realized Midwest transaction price $ 0.95 $ 0.95 $ 0.99 Net Cash Cost(1) 0.83 0.90 0.84 Integrated upstream margin per pound $ 0.12 $ 0.05 $ 0.15 Total Primary Aluminum segment shipments 148.0 141.9 143.2 Integrated upstream segment profit(1) $ 18.9 $ 7.6 $ 21.5 S EGME N T R ESU L T S (1) All amounts are reported figures. Q1-2014 integrated upstream segment profit includes $11.3 million ($0.08 integrated net cash cost per pound) impact of operational impact from extreme winter weather conditions to Alumina and Primary segment.

Q UAR T ER L Y R ESU L T S 11 Sequential Net Cash Cost and Segment Profit Bridges $0.82 $0.84 $0.08 $0.02 $0.01 $0.01 $0.02 $0.04 $0.04 $0.90 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 1Q 2014 Net Cash Cost 1Q 2014 Operations Disruptions (Weather) 1Q 2014 Net Cash Cost, Adjusted Seasonal Peak Power Surcharge (New Madrid) 2Q Alumina Disruption (Weather) LME-Linked Alumina Prices Natural Gas & Other Input Costs Employee Benefit Expenses Margin Elimination & Other, Net 2Q 2014 Net Cash Cost $ pe r p o u n d $22.0 $30.4 $5.4 $5.2 $11.3 $10.0 $1.9 $0.9 $4.8 $1.3 $10.7 $- $5 $10 $15 $20 $25 $30 $35 1Q 2014 Segment Profit 1Q 2014 Operation Disruptions (Weather) 1Q 2014 Segment Profit, Adjusted Seasonal Peak Power Surcharge (New Madrid) 2Q 2014 Alumina Disruption (Weather) LME & MWP Impact Natural Gas & Other Input Costs FRP Fab Price & Volume Employee Benefit Expenses Margin Elmination & Other, Net 2Q 2014 Segment Profit $ in m illi o n s

Y E A R -T O -D A T E R ESU L T S 12 Year-to-Date Net Cash Cost and Segment Profit Bridges $0.83 $0.87 $0.02 $0.02 $0.02 $0.03 $0.04 $0.82 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 1H 2013 Net Cash Cost LME impact on alumina price Alumina natural gas Other input costs Productivity 1H 2014 Net Cash Cost (excluding weather-related operation disruptions) 1Q-14 Weather-related disruptions 1H 2014 Net Cash Cost $ pe r p o u n d $52.3 $41.1 $11.2 $10.1 $11.3 $5.5 $6.8 $61.3 $- $10 $20 $30 $40 $50 $60 $70 1H 2013 Segment Profit LME & MWP Impact Natural gas Other input costs Productivity & other, net 1H 2014 Segment Profit (excluding weather- related operating disruptions) 1Q 2014 Weather- related operation disruptions 1H 2014 Segment Profit $ in m illi o n s

(amounts in millions) Q2 2013 Q1 2014 Q2 2014 Segment profit(1) $ 25.0 $ 10.7 $ 30.4 LIFO/LCM (2.0) 1.6 (2.1) Other recurring items not in segment profit (3.3) (1.7) (3.3) EBITDA, excluding special items 19.7 10.6 25.0 Depreciation & amortization (23.4) (21.7) (22.3) Interest expense, net (12.2) (12.5) (12.6) Pre-tax loss, excluding special items (15.9) (23.6) (9.9) Income tax benefit 5.3 7.5 3.3 Net loss, excluding special items $ (10.6) $ (16.1) $ (6.6) N E T L OS S , E X C L UDIN G S PECIA L I T EM S 13 Bridge of Segment Profit to Net Income, Excluding Special Items (1) Reported amount; includes $11.3 million operational impact from extreme winter weather conditions to Alumina and Primary segment results in Q1 2014.

F INA N CIA L M A N AGEM E N T R EV IE W 14 Liquidity and Capitalization Overview $2.0 $17.2 $8.9 $18.0 $2.6 $30.4 $51.2 $53.5 $32.9 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Cash, March 2014 Segment profit Operating working capital Cash interest payments Prepaidexpenses, taxes, and other Cash available for investment, distribution Capital expenditures Cashdividends, Term B debt payments, other Cash, June 2014 $ in m illi o n (1) Liquidity represents $146 million available borrowing capacity under the revolving credit facility plus $33 million cash • Net debt (debt minus cash) – $630.6 million • No material funded debt maturities before 2019 • Total liquidity - $179 million (1)

• Negative impact on liquidity • Current rate is unsustainable and must be reduced. • $30 million savings in first twelve months; limits NOR exposure to future increases • Requires PSC approval • Key NOR product segments showing growth • NOR holding demand share by growing with customers • June 2014 monthly average LME price at 14-month high • Spot LME prices reached 22- month high in July Key Takeaways 15 S UMMA R Y NOR, other consumer groups support compromise rate design New Madrid’s current power rate is 2nd highest of US smelters US aluminum product demand is strong, with attractive growth forecasts LME prices have recently begun to show favorable volatility “We believe this proposed rate structure will provide much needed urgent relief from unsustainable power rates and will support Noranda’s liquidity for the next five years.” 1 2 4 3